UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2003

Loudeye Corp.

(Exact name of Registrant as specified in its charter)

Delaware	0-29583	91-1908833

(State or other jurisdiction incorporation or of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1130 Rainier Avenue South Seattle, Washington 98144

(Address of principal executive offices) (Zip code)

(206) 832-4000

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

ITEM 5.	OTHER EVENTS
ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.12

 ITEM 5.  OTHER EVENTS.

A copy of the press release issued by Loudeye Corp., a Delaware corporation, on February 4, 2003, is filed as Exhibit 99.12 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.
99.12	Press Release of Loudeye Corp. issued February 4, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.

Dated: February 12, 2003	By:	/s/ Philip J. Gioia Philip J. Gioia President and Chief Executive Officer

INDEX TO EXHIBITS
99.12	Press Release of Loudeye Corp. issued February 4, 2003.